     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 6, 1997

                                                       REGISTRATION NO. 33-38787
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 7
                                       TO
                                    FORM S-6

                   ------------------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                   ------------------------------------------

A. EXACT NAME OF TRUST:

                             DEFINED ASSET FUNDS--
                             CORPORATE INCOME FUND
                          INTERMEDIATE TERM SERIES--29
                           (A UNIT INVESTMENT TRUST)

B. NAMES OF DEPOSITORS:

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               SMITH BARNEY INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.
                            PAINEWEBBER INCORPORATED

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:


 MERRILL LYNCH, PIERCE,
     FENNER & SMITH
      INCORPORATED
   DEFINED ASSET FUNDS
  POST OFFICE BOX 9051
PRINCETON, NJ 08543-9051                              SMITH BARNEY INC.
                                                        388 GREENWICH
                                                     STREET--23RD FLOOR
                                                     NEW YORK, NY 10013



  PRUDENTIAL SECURITIES  PAINEWEBBER INCORPORATED DEAN WITTER REYNOLDS INC.
      INCORPORATED          1285 AVENUE OF THE         TWO WORLD TRADE
   ONE NEW YORK PLAZA            AMERICAS            CENTER--59TH FLOOR
   NEW YORK, NY 10292       NEW YORK, NY 10019       NEW YORK, NY 10048


D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


  TERESA KONCICK, ESQ.       ROBERT E. HOLLEY        LAURIE A. HESSLEIN
      P.O. BOX 9051          1200 HARBOR BLVD.        388 GREENWICH ST.
PRINCETON, NJ 08543-9051    WEEHAWKEN, NJ 07087      NEW YORK, NY 10013

   LEE B. SPENCER, JR.          COPIES TO:           DOUGLAS LOWE, ESQ.
   ONE NEW YORK PLAZA     PIERRE DE SAINT PHALLE, 130 LIBERTY STREET--29TH
   NEW YORK, NY 10292              ESQ.                     FLOOR
                           450 LEXINGTON AVENUE      NEW YORK, NY 10006
                            NEW YORK, NY 10017


The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and filed the Rule 24f-2 Notice for the most recent fiscal year on February 20, 1997.

Check box if it is proposed that this filing will become effective on August 15, 1997 pursuant to paragraph (b) of Rule 485. / x /

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                                                   DEFINED ASSET FUNDSSM
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CORPORATE                     This Defined Fund is a portfolio of preselected
INCOME FUND                   bonds formed to provide a high level of current
INTERMEDIATE TERM             income through investment in a fixed Portfolio of
SERIES--29                    intermediate-term corporate bonds. There is no
(A UNIT INVESTMENT            assurance that this objective will be met because
TRUST)                        it is subject to the continuing ability of issuers
------------------------------of the bonds to meet their principal and interest / / DESIGNED FOR HIGH CURRENT requirements. Furthermore, the market value of the
      INCOME                  bonds, and therefore the value of the Units, will
/ / DEFINED PORTFOLIO OF      fluctuate with changes in interest rates and other
      CORPORATE BONDS         factors.
/ / MONTHLY INCOME            Minimum Purchase: One Unit



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
SPONSORS:                      PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                 UNLESS ACCOMPANIED BY CORPORATE INCOME FUND
Pierce, Fenner & Smith         PROSPECTUS PART B.
Incorporated                   INVESTORS SHOULD READ BOTH PARTS OF THIS
Smith Barney Inc.              PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Prudential Securities          REFERENCE.
Incorporated                   INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Dean Witter Reynolds Inc.      1-800-221-7771.
PaineWebber Incorporated       PROSPECTUS PART A DATED AUGUST 15, 1997.

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Defined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited--a defined portfolio. Most defined bond funds pay interest monthly--defined income. The portfolio offers a convenient and simple way to invest-- simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defined Intermediate Term Series
----------------------------------------------------------------

Our defined portfolio of intermediate term corporate bonds offers you a simple and convenient way to earn a high level of current monthly income. And by purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide a high level of current income through investment in a fixed portfolio consisting primarily of intermediate-term corporate bonds.

DIVERSIFICATION

The Portfolio contains 12 bonds with an estimated average life of 4 years. Spreading your investment among different issuers reduces your risk, but does not eliminate it. Because of maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time. The fund was created June 12, 1991. The information in this prospectus is as of May 31, 1997, the evaluation date.

----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

PROFESSIONAL SELECTION AND SUPERVISION

The Portfolio contains a variety of bonds selected by experienced buyers. The Fund is not actively managed; however, it is regularly reviewed and a bond can be sold if retaining it is considered detrimental to investors' interests.

TYPES OF BONDS

The Portfolio consists of bonds issued by 12 different corporate issuers.

                                                                     APPROXIMATE
     ISSUERS                                                PORTFOLIO PERCENTAGE

  / / Consumer Goods Companies                        7%
  / / Financial Institutions                        44%
/ / Manufacturing                              6%
/ / Natural Resources                           13%
/ / Oil/Gas                                 8%
/ / Miscellaneous                             10%
/ / Retailing                                9%
/ / Conglomerates                              3%
PREMIUM AND DISCOUNT ISSUES

On the evaluation date, 100% of the bonds were valued at a premium over par (see Risk Factors in Part B).

BOND CALL FEATURES

It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or 'called', at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.

CALL PROTECTION

None of the bonds are subject to optional refunding or call provisions.

TAX INFORMATION

Interest on the Securities is subject to U.S. Federal income taxes for U.S. investors and non-U.S investors, but exempt from state and local personal income taxes in all states. Due to withholding tax requirements, the Fund is not likely to be suitable for foreign investors. (See Taxes, pages A-4 and A-5.)

In the opinion of special counsel to the Sponsors, each investor will be considered to have received the interest on his pro rata portion of each Security when interest on the Security is received by the Fund.

Allowable contributions to an IRA spousal account have been increased to $4,000 from $2,250 for tax years beginning after December 31, 1996. However, the deductible amount of a contribution by an individual covered by an employer retirement plan will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of a married individual filing a joint return) or $200 (in the case of a married individual filing a separate return). (See Taxes--Retirement Plans in Part B.)

---------------------------------------------------------------
Defining Your Investment
---------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                     $1,099.42

The Public Offering Price as of May 31, 1997, the evaluation date, is based on the aggregate bid side value of the underlying bonds in the Fund ($20,293,666), divided by the number of units outstanding (19,379) plus a sales charge of 4.75% of the Public Offering Price (4.987% on the value of the underlying bonds). The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every business day.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into a separate portfolio of corporate bonds. Reinvesting helps to compound your income. PRINCIPAL DISTRIBUTIONS

Principal from sales, redemptions and maturities of bonds in the Fund will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit.

TERMINATION DATE

The Fund will generally terminate following the maturity date of the last maturing bond listed in the Portfolio. The Fund may be terminated earlier if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Fund was 77% of the face amount of bonds deposited.
---------------------------------------------------------------
Defining Your Risks
---------------------------------------------------------------

RISK FACTORS

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any Security to be sold. There is no guarantee that the Fund will achieve its investment objective.

The Fund is concentrated in bonds issued by Financial Institutions and is therefore dependent to a significant degree on revenues generated from those particular activities (see Risk Factors in Part B).

---------------------------------------------------------------
Defining Your Costs
---------------------------------------------------------------

SALES CHARGES

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                       As a %
                                                 of Secondary
                                                       Market
                                                       Public
                                                 Offering Price
                                                 --------------
Maximum Sales Charge                                    4.75%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                     Per Unit
                                                 --------------
Trustee's Fee                                      $     0.68
Portfolio Supervision, Bookkeeping and
  Administrative Fees                              $     0.38
Evaluator's Fee                                    $     0.19
Other Operating Expenses                           $     0.23
                                                 --------------
TOTAL                                              $     1.48


REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time. Your price is based on the Fund's then current net asset value (based on the lower, bid side evaluation of the bonds, as determined by an independent evaluator), plus principal cash, if any, as well as accrued interest. The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $1,047.20 ($52.22 less than the Public Offering Price). There is no fee for redeeming or selling your units.
---------------------------------------------------------------
Defining Your Income
---------------------------------------------------------------

MONTHLY INTEREST INCOME

The Fund pays monthly income, even though the bonds generally pay interest semi-annually.

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit                         $    7.33
Annual Income per unit:                                 $   88.02


These figures are estimates determined as of the evaluation date and actual payments may vary.

----------------------------------------------------------------
Taxes
----------------------------------------------------------------

Substitute the following for Taxes in Part B, except for the section headed Retirement Plans.

The following summary describes some of the important income tax consequences of holding Units, assuming that the investor is not a dealer, financial institution or insurance company or other investor with special circumstances. Investors should consult their tax advisers about an investment in the Fund.

The Sponsors believe that individual investors will not be subject to any state or local personal income taxes on the interest received by the Fund and distributed to them. However, investors (including individuals) may be subject to state and local taxes on any capital gains (or 'market discount' treated as ordinary income) and to other state and local taxes (including corporate income or franchise taxes, personal property or intangibles taxes, and estate or inheritance taxes) on their Units or the income derived therefrom. In addition, individual investors (and any other investors that are not subject to state and local taxes on the interest income derived from the Fund) will probably not be entitled to a deduction for state and local tax purposes for their share of the fees and expenses paid by the Fund, for any amortized bond premium or for any interest on money borrowed to purchase their Units. Investors should consult their tax advisers regarding the state and local taxes that may result from an investment in the Fund.

After the end of each calendar year, the Trustee will furnish to each investor an annual statement containing information relating to the interest received and 'original issue discount' accrued by the Fund on the Securities, the gross proceeds received by the Fund from the disposition of any Security, and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service.

In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

GENERAL TREATMENT OF THE FUND

The fund will not be taxed as a corporation for federal income tax purposes or for New York State or City purposes, and each investor will be considered to own directly a share of each Security in the Fund. Each investor will be considered to have received the interest (and accrued the original issue discount, if any) on his pro rata portion of each Security when interest is received (or original issue discount is accrued) by the Fund regardless of whether the interest is automatically reinvested in the Fund or used to pay Fund expenses.

INCOME OR LOSS UPON DISPOSITION

Upon a disposition of all or part of an investor's pro rata portion of a Security (by sale, exchange or redemption of the Security or his Units), an investor will generally recognize capital gain or loss. However, gain from the disposition will generally be ordinary income to the extent of any accrued market discount. An investor will generally have market discount to the extent that his basis in a Security when he purchases a Unit is less than its stated redemption price at maturity (or, in the case of a Security issued with original issue discount, the issue price increased by original issue discount that has accrued to previous holders). Investors should consult their tax advisers in this regard.

The excess of a non-corporate investor's net long-term capital gains over his net short-term capital losses may be subject to tax at a lower rate than ordinary income. A capital gain or loss is long-term if the investment is held for more than one year and short-term if held for one year or less. Because the deduction of capital losses is subject to limitations, an investor may not be able to deduct all of his capital losses. Under the recently enacted Taxpayer Relief Act of 1997, an investor who is an individual and has held his pro rata portions of Bonds for more than eighteen months may be entitled to a 20% maximum federal tax rate for gains from the sale of these Bonds or corresponding Units. Investors should consult their tax advisers in this regard.

INVESTOR'S BASIS IN THE SECURITIES

An investor's aggregate basis in the Securities will be equal to the cost of his Units, including any sales charges and the organizational expenses borne by the investor but excluding any amount paid for accrued interest, and adjusted to reflect any accruals of 'original issue discount', 'acquisition premium' and 'bond premium'. Investors should consult their tax advisers in this regard.

ORIGINAL ISSUE DISCOUNT, ACQUISITION PREMIUM AND BOND PREMIUM

Original issue discount accrues in accordance with a constant yield method based on a compounding of interest and is generally equal to the excess of a Security's maturity price over its original issue price. Original issue discount inclusions are reduced by accruals of acquisition premium. An investor will have acquisition premium to the extent his basis in a Security when he purchases a Unit is less than the maturity price but more than the issue price increased by any original issue discount that has accrued to previous holders.

Generally, bond premium accruals on a bond will be based upon the excess of an investor's basis in the Security at the time of purchasing a Unit over its maturity price. If an investor has elected to amortize bond premium, which is an election that applies to all debt obligations of an investor and that can be revoked only with consent of the Internal Revenue Service, the amount amortized offsets the investor's interest from the Security and reduces the investor's basis. Investors should consult their tax advisers in this regard.

EXPENSES

An individual investor who itemizes deductions may deduct his pro rata share of current ongoing Fund expenses only to the extent that such amount, together with the investor's other miscellaneous deductions, exceeds 2% of his adjusted gross income. In addition, the Internal Revenue Code further restricts the ability of an individual investor with an adjusted gross income in excess of a specified amount (for 1997, $121,200 or $60,000 for a married person filing a separate return) to claim itemized deductions (including his pro rata share of fund expenses).

FOREIGN INVESTORS

An investor that is a non-resident alien individual or a foreign corporation not engaged in a U.S. trade or business would generally not be subject to U.S. federal income taxes, including withholding taxes, with respect to an investment in the Fund if certain requirements are met, including the certification of foreign status and other matters. However, such an investor will generally be subject to 30% U.S. withholding tax on Securities issued before July 18, 1984, subject to any applicable tax treaty. Because the Portfolio is comprised in part of Securities issued prior to 1984, the Fund intends to withhold from foreign investors 30% (or a lower applicable treaty rate) of the aggregate amount of interest received by the Fund. For this reason, the Fund is not likely to be suitable for foreign investors. Under certain circumstances, withholding agents will file with the Internal Revenue Service foreign person information returns. Investors should consult their tax advisers with respect to United States federal income tax consequences of ownership of Units, including any possible entitlement to refunds, credits or reduced tax rates under any applicable tax treaty.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INTERMEDIATE TERM SERIES - 29

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
  of Defined Asset Funds - Corporate Income Fund,
  Intermediate Term Series - 29:


We have audited the accompanying statement of condition of Defined Asset Funds - Corporate Income Fund, Intermediate Term Series - 29, including the portfolio, as of May 31, 1997 and the related statements of operations and of changes in net assets for the years ended May 31, 1997, 1996 and 1995. These financial statements are the responsibility of the Trustee. (See Note 5.) Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at May 31, 1997, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Corporate Income Fund, Intermediate Term Series - 29 at May 31, 1997 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, N.Y.
July 23, 1997

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INTERMEDIATE TERM SERIES - 29

STATEMENT OF CONDITION
AS OF MAY 31, 1997












TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $18,689,450)(Note 1).....................                 $20,293,666
  Receivable from security sold or redeemed........                      93,955
  Accrued interest receivable......................                     352,345
  Cash.............................................                     147,251
                                                                   _____________

              Total trust property.................                  20,887,217

LESS LIABILITIES:
  Redemptions payable..............................  $   136,900
  Accrued expenses.................................        7,551        144,451
                                                    _____________  _____________

NET ASSETS, REPRESENTED BY:
  19,379 units of fractional undivided
    interest outstanding (Note 3)..................   20,312,353
  Undistributed net investment income..............      430,413
                                                    _____________
                                                                    $20,742,766
                                                                   =============
UNIT VALUE ($20,742,766/19,379 units)..............                   $1,070.37
                                                                   =============





                  See Notes to Financial Statements.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INTERMEDIATE TERM SERIES - 29

STATEMENTS OF OPERATIONS

                                             .........Years Ended May 31,............
                                                 1997         1996         1995
                                             _________________________________________
INVESTMENT INCOME:
  Interest income...........................  $1,858,264   $2,095,974   $2,179,212
  Trustee's fees and expenses...............     (24,407)     (25,928)     (18,465)
  Sponsors' fees............................      (8,818)     (18,721)       5,011
                                             _________________________________________











  Net investment income.....................   1,825,039    2,051,325    2,165,758
                                             _________________________________________

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain on securities sold
    or redeemed.............................     194,773      198,892       42,928
  Unrealized appreciation (depreciation)
    of investments..........................    (241,944)    (857,114)     780,887
                                             _________________________________________

  Net realized and unrealized gain (loss)
    on investments..........................     (47,171)    (658,222)     823,815
                                             _________________________________________

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................  $1,777,868   $1,393,103   $2,989,573
                                             =========================================





                  See Notes to Financial Statements.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INTERMEDIATE TERM SERIES - 29

STATEMENTS OF CHANGES IN NET ASSETS

                                               .........Years Ended May 31,............
                                                   1997         1996         1995
                                               _________________________________________
OPERATIONS:
  Net investment income....................... $ 1,825,039  $ 2,051,325  $ 2,165,758
  Realized gain on securities sold
    or redeemed...............................     194,773      198,892       42,928
  Unrealized appreciation (depreciation)
    of investments............................    (241,944)    (857,114)     780,887
                                               _________________________________________
  Net increase in net assets resulting
    from operations...........................   1,777,868    1,393,103    2,989,573
                                               _________________________________________

DISTRIBUTIONS TO HOLDERS (Note 2):
  Income......................................  (1,833,438)  (2,066,858)  (2,146,993)
  Principal...................................    (341,743)     (38,243)     (25,997)











                                               _________________________________________
  Total distributions.........................  (2,175,181)  (2,105,101)  (2,172,990)
                                               _________________________________________
CAPITAL SHARE TRANSACTIONS - Redemptions of
  2,477, 1,794 and 353 units, respectively....  (2,682,106)  (2,007,980)    (383,964)
                                               _________________________________________
NET INCREASE (DECREASE) IN NET ASSETS.........  (3,079,419)  (2,719,978)     432,619

NET ASSETS AT BEGINNING OF YEAR...............  23,822,185   26,542,163   26,109,544
                                               _________________________________________
NET ASSETS AT END OF YEAR..................... $20,742,766  $23,822,185  $26,542,163
                                               =========================================
PER UNIT:
  Income distributions during year............      $88.57       $89.88       $90.00
                                               =========================================
  Principal distributions during year.........      $16.07        $1.66        $1.09
                                               =========================================
  Net asset value at end of year..............   $1,070.37    $1,089.96    $1,122.29
                                               =========================================
TRUST UNITS OUTSTANDING AT END OF YEAR........      19,379       21,856       23,650
                                               =========================================





                  See Notes to Financial Statements.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INTERMEDIATE TERM SERIES - 29

NOTES TO FINANCIAL STATEMENTS

  1.  SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities. See "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B. Gains or losses on sales or redemptions of Securities are computed using the first-in, first-out method.

      (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (c) Interest income is recorded as earned.

  2.  DISTRIBUTIONS

      A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

  3.  NET CAPITAL

      Cost of 19,379 units at Date of Deposit.............   $19,879,181
      Less sales charge...................................       795,228
                                                           ______________
      Net amount applicable to Holders....................    19,083,953
      Redemptions of units - net cost of 6,721 units
        redeemed less redemption amounts..................      (748,494)
      Realized gain on securities sold or redeemed........       832,658
      Principal distributions.............................      (459,980)
      Unrealized appreciation of investments..............     1,604,216
                                                           ______________

      Net capital applicable to Holders...................   $20,312,353
                                                           ==============




  4.  INCOME TAXES

      As of May 31, 1997, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $1,604,216, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $18,689,450 at May 31, 1997.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INTERMEDIATE TERM SERIES - 29

NOTES TO FINANCIAL STATEMENTS

  5.  CHANGE OF TRUSTEE

      On March 1, 1995, The Bank of New York assumed all of the Trustee responsibilities from Investors Bank & Trust Company.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INTERMEDIATE TERM SERIES - 29

PORTFOLIO
AS OF MAY 31, 1997

                                    Rating of Issues(1)                                    Optional
    Portfolio No. and Title of      Moody's   Standard &      Face                         Redemption
            Securities              Investors Poor's Corp.    Amount  Coupon Maturities(3) Provisions(3)      Cost(2)       Value(2)
            __________              _________ ____________    ______  ______ _____________ _____________      _______       ________
 1 Alco Standard, Notes               A3          A-      $ 2,000,000  8.875%   2001         None         $ 1,981,250    $ 2,129,036

 2 BankAmerica Corp., Sub. Notes      A2          A         1,875,000  9.200    2003         None           1,832,500      2,065,879

 3 Northern Arapaho Trust, Revenue    NR          NR        1,850,000 10.300    2001         None           1,873,875      1,942,500
   Bonds, Ser. 1991 (Wind River
   Reservation, WY)

 4 Ford Capital BV, Debs.             A1          A+        2,925,000  9.375    2001         None           2,919,500      3,166,415

 5 General Motors Corp., Debs.        A3          A-        1,150,000  8.875    2003         None           1,129,750      1,252,872

 6 Household Fin. Corp., Debs.        A2          A         1,660,000  8.950    1999         None           1,631,975      1,740,420

 7 ICI Wilmington, Notes              A3          A-          500,000  8.750    2001         None             486,250        531,760

 8 J.C. Penney & Co., Notes           A2          A         1,655,000  9.050    2001         None           1,651,875      1,771,404

 9 Texaco Capital, Gtd. Notes         A1          A+        1,500,000  8.500    2003         None           1,451,250      1,612,426

10 Universal Corp., Notes             Baa1        A-        1,290,000  9.250    2001         None           1,299,800      1,379,102

11 Westinghouse Electric, Notes       Ba1         BB          640,000  8.875    2001         None             634,775        668,142

12 Westpac Banking Corp., Sub. Debs.  A1          A+        1,885,000  9.125    2001         None           1,796,650      2,033,710

                                                        ______________                                   ______________ ____________
TOTAL                                                     $18,930,000                                      $18,689,450   $20,293,666
                                                        ==============                                   ============== ============



                  See Notes to Portfolio.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
INTERMEDIATE TERM SERIES - 29

NOTES TO PORTFOLIO
AS OF MAY 31, 1997

   (1) A description of the rating symbols and their meanings appears under "Descriptions of Ratings" in this Prospectus, Part B. "NR", if applicable, indicates that this security is not currently rated by the indicated rating service. These ratings have been provided by the Evaluator, but not confirmed with the rating agencies.

   (2) See Notes to Financial Statements.

   (3) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions. The tax effect on Holders of redemptions and related distributions is described under "Taxes" in this Prospectus, Part B.

                             DEFINED ASSET FUNDS--
                             CORPORATE INCOME FUND
                            INTERMEDIATE TERM SERIES
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                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                             CORPORATE INCOME FUND
                            CASH OR ACCRETION SERIES
                            INTERMEDIATE TERM SERIES
                                 INSURED SERIES
                             MONTHLY PAYMENT SERIES
                           PREFERRED STOCK PUT SERIES
                                 SELECT SERIES

   THIS PART B OF THE PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED OR
                              PRECEDED BY PART A.
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE, AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF PART A OF THIS PROSPECTUS.

                                     Index


                                              PAGE
                                              ----
Fund Description...........................      1
Risk Factors...............................      2
How to Buy Units...........................      6
How to Redeem or Sell Units................      7
Income, Distributions and Reinvestment.....      8
Fund Expenses..............................      9
Taxes......................................     10
                                              PAGE
                                              ----
Records and Reports........................     12
Trust Indenture............................     12
Miscellaneous..............................     13
Exchange Option............................     15
Supplemental Information...................     15
Appendix A--Description of Ratings.........    a-1
Appendix B--Sales Charge Schedules.........    b-1


FUND DESCRIPTION

BOND PORTFOLIO SELECTION

    Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, generally selected the Bonds for the Portfolio after considering the Fund's investment objective as well as the quality of the Bonds (the Bonds were initially rated in the category A or better by at least one nationally recognized rating organization or had comparable credit characteristics), the yield and price of the Bonds compared to similar securities, the maturities of the Bonds and the diversification of the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Bonds in the Portfolio appears in Part A of the Prospectus. (For Preferred Stock Put Series, see page 4.)

    Yields on bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings. Ratings represent opinions of the rating organizations as to the quality of the bonds rated, based on the credit of the issuer or any guarantor, insurer or other credit provider, but these ratings are only general standards of quality (see Appendix A).

    After the initial date of deposit, the ratings of some Bonds may be reduced or withdrawn, or the credit characteristics of the Bonds may no longer be comparable to bonds rated A or better. Bonds rated BBB or Baa (the lowest investment grade rating) or lower may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Bonds rated below investment grade or unrated bonds with similar credit characteristics are often subject to greater market fluctuations and risk of loss of principal and income than higher grade bonds and their value may decline precipitously in response to rising interest rates.

    Because each Defined Asset Fund is a preselected portfolio of Bonds, you know the securities, maturities, call dates and ratings before you invest. Of course, the Portfolio will change somewhat over time as Bonds mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Bonds are disposed of, this principal should be relatively unaffected by changes in interest rates.

BOND PORTFOLIO SUPERVISION

    The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Fund may retain an issuer's bonds despite adverse financial developments. Experienced financial analysts regularly review the Portfolio and a Bond may be sold in certain circumstances including the occurrence of a default in payment or other default on the Bond, institution of certain legal proceedings, if the Bond becomes inconsistent with the Fund's investment objectives, a decline in the price of the Bond or the occurrence of other market or credit factors that, in the opinion of Defined Asset Funds research analysts, makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan. The Sponsors and the Trustee are not liable for any default or defect in a Bond.

RISK FACTORS

    An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.

    Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount bonds are lower than comparably rated bonds selling at par because discount bonds tend to increase in market value as they approach maturity. The current returns of market premium bonds are higher than comparably rated bonds selling at par because premium bonds tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium bond will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

    The Fund may be concentrated in one or more of types of bonds. Set forth below is a brief description of certain risks associated with bonds which may be held by the Fund. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

UTILITIES

    Payments on utility bonds are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry. The movement to introduce competition in the investor-owned electric utility industry is likely to induce them to maintain rates as low as possible. In this effort to keep rates low, utilities may have more trouble raising rates to completely recover investment in generating plant.

HOSPITAL, MENTAL HEALTH AND NURSING HOME FACILITIES

    Payments on hospital, mental health and nursing home facility bonds are dependent upon revenues of hospitals and other health care facilities. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care facilities. Hospitals and health care facilities are subject to various legal claims by patients and others and are adversely affected by increasing cost of insurance.

BANKS AND OTHER FINANCIAL INSTITUTIONS

    The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

TELECOMMUNICATIONS

    Payments on bonds of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and other ancillary services, are generally dependant upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the ability to obtain periodic rate increases, the effects of inflation on the cost of providing services and the rate of technological innovation. The industry is characterized by increasing competition in all sectors and extensive regulation by the Federal Communications Commission and various state regulatory authorities.

FOREIGN OBLIGORS

    On the basis of the best information available to the Sponsors, except as indicated in Prospectus Part A, under existing law there are no withholding taxes applicable to any foreign Securities in the Portfolio. Issues of foreign obligors may involve investment risks that are different from those of domestic issues, including currency rate fluctuations, future political and economic developments and the possible imposition of withholding taxes, exchange controls or other foreign governmental restrictions which might adversely affect the Fund.

INSURED SERIES

    Portfolio Insurance. The Fund has obtained portfolio insurance ('Portfolio Insurance') from either MBIA Insurance Corporation or Financial Security Assurance Inc. (each referred to as an 'Insurer' or the 'Insurers') (see The Insurers below) that guarantees the scheduled payments of the principal of and interest on the Bonds ('Portfolio-Insured Bonds') while they are owned by the Fund, but does not guarantee the market value of the Bonds or the value of the Units. Although all Bonds are individually insured, neither the Fund, the Units nor the Portfolio are insured directly.

    Since Portfolio Insurance applies to the Bonds only while they are owned by the Fund, the value of Portfolio-Insured Bonds (and therefore the value of the Units) may decline if the credit quality of any Portfolio-Insured Bond is reduced. Premiums for Portfolio Insurance are payable monthly in advance by the Trustee on behalf of the Fund. Upon the sale of a Portfolio-Insured Bond from the Fund, the Trustee has the right, pursuant to an irrevocable commitment obtained from the Insurer, to obtain insurance to maturity ('Permanent Insurance') on the Bond upon the payment of a single, predetermined insurance premium from the proceeds of the sale. Accordingly, any Bond in the Fund is eligible to be sold on an insured basis. The Public Offering Price does not reflect any element of value for Portfolio Insurance. The Evaluator will attribute a value to the Portfolio Insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Portfolio-Insured Bonds are in default in the payment of principal or interest or, in the opinion of Defined Asset Funds research analysts, in significant risk of default.

    The Insurers. The claims-paying ability of each Insurer is rated AAA by Standard & Poor's. Ratings of insurance companies are subject to change at any time at the discretion of the rating agency. In the event that the rating of an Insurer is reduced, the Sponsors are authorized to direct the Trustee to obtain other insurance on behalf of the Fund.

    The following summary information relating to the listed insurance companies has been obtained from publicly available information:

                                                                          FINANCIAL INFORMATION
                                                                         AS OF DECEMBER 31, 1995
                                                                        (IN MILLIONS OF DOLLARS)
                                                                    ---------------------------------
                                                       DATE           ADMITTED       POLICYHOLDERS'
                         NAME                       ESTABLISHED        ASSETS            SURPLUS
      ------------------------------------------   -------------    ------------    -----------------

      Financial Security Assurance Inc. (FSA)
        (including Financial Security Assurance
        of Maryland Inc. (FSAM) (formerly
        Capital Guaranty Insurance Company).....             1984   $       1,083   $              461
      MBIA Insurance Corporation................             1986           3,814                1,274

    Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

CASH OR ACCRETION BOND SERIES AND SELECT SERIES

    The Bonds in these Funds are Compound Interest Bonds that initially do not pay interest. Instead, these Bonds accrue interest until a certain date (the Payment Commencement Date). Prior to that date, the accrued but unpaid interest on each Compound Interest Bond is added to principal and compounded, and additional Units of the Fund are issued and added to the investor's account on the quarterly or semi-annual Unit Accretion Distribution Days stated in Part A of the Prospectus. Investors may elect automatic unit accretion distributions which will return to them cash substantially equivalent to the accrued but unpaid interest on the Compound Interest Bonds. Notice of your election to have unit accretion distributions liquidated must be received by the Trustee at least ten days prior to the first Record Day for Unit Accretion Distribution as to which your election will apply. Compound Interest Bonds are treated for federal income tax purposes as having original issue discount, and investors must report as taxable income each year a portion of the original issue discount prior to receiving the cash attributable to that income (see Taxes in Part A of the Prospectus). In addition, the value of the Compound Interest Bonds and of the Units may be subject to greater fluctuations in response to changing interest rates than bonds that make current interest payments.

    The Compound Interest Bonds are backed by collateral primarily composed of mortgage-backed securities guaranteed as to payment of interest and principal by U.S. government agencies, including the Government National Mortgage Association
(GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). The issuers of the Compound Interest Bonds are generally limited purpose corporations organized solely to issue the Bonds.

PREFERRED STOCK PUT SERIES

    Preferred stocks present less risk than common stocks since dividends must be paid before holders of common stock of that issuer may receive a dividend. Preferred stocks do not, however, represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as corporate bonds.

    The preferred stocks in the Fund were acquired from a savings bank or savings and loan association (the Seller) that had held the preferred stocks in its portfolio prior to sale to the Sponsors (see Banks and Other Financial Institutions above). In order to provide liquidity, the Seller has committed to repurchase any of the preferred stocks on any semi-annual Purchase Date (as stated in Part A of the Prospectus) (a Liquidity Purchase). The Seller will also repurchase any preferred stocks if the issuer fails to make any redemption payments or fails to declare and pay a dividend at the prescribed dividend rate (a Default Purchase) or if the Seller becomes or is deemed to be bankrupt or insolvent (an Insolvency Purchase). Investors should realize that they may have all or part of the principal amount of their investment in Units returned prior to termination of the Fund if any of these situations occurs. The Seller will also purchase all the preferred stocks remaining in the Fund on the Final Disposition Date stated in Part A of the Prospectus (a Disposition Purchase). These purchase commitments are backed by collateral which may include mortgage-backed securities, municipal and corporate bonds, U.S. government securities and cash.

LITIGATION AND LEGISLATION

    The Sponsors do not know of any pending litigation as of the date of this Prospectus which might reasonably be expected to have a material adverse effect upon the Fund. At any time litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Bonds in the Fund. In addition, there can be no assurance that foreign withholding taxes will not be imposed on interest on Bonds issued by non-U.S. issuers in the future.

PAYMENT OF THE BONDS AND LIFE OF THE FUND

    The size and composition of the Portfolio will change over time. Certain of the Bonds may be subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the value of a Bond is at a premium over par than when it is at a discount from par. Some Bonds may be subject to sinking fund and extraordinary redemption provisions which may commence early in the life of the Fund. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Bonds as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the diversity of the Portfolio, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.

    Cash or Accretion Bond Series and Select Series. As periodic payments of interest and principal and any prepayments of principal are made on the Ginnie Maes, Freddie Macs and Fannie Maes (the Collateral) backing the Compound Interest Bonds, all or a portion of the amounts received will be used first to make principal and interest payments on other bonds issued by the issuers of the Compound Interest Bonds, until those bonds are fully paid, and then to make principal and interest payments on the Compound Interest Bonds. Therefore, the prepayment rates on the mortgages underlying the Collateral will affect the principal amount of the Compound Interest Bonds in the Fund and the ultimate life of the Fund.

    All of the mortgages in the pools relating to the Collateral are subject to prepayment without any significant premium or penalty at the option of the mortgagors (i.e., the homeowners). While the mortgages underlying the Collateral may be amortized over a period from 30 to 15 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, is much less, perhaps as little as nine and six years, respectively. Generally speaking, a number of factors, including mortgage market interest rates and homeowners' mobility, will affect the average life of the Collateral. Changes in prepayment patterns which are influenced by changes in housing cycles and mortgage refinancing could influence yield assumptions used in pricing the securities.

    While the value of these mortgage backed securities generally fluctuates inversely with changes in interest rates, it should be noted that their potential for appreciation, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline. Accordingly, the termination of the Fund might be accelerated as a result of prepayments made as described above.

    Early termination of a Fund or early payments of principal may have important consequences to the investor; e.g., to the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment; or the overall return on investment may be less or greater than anticipated, depending in part on whether the purchase price paid for Units represented the payment of an overall premium or a discount, respectively, above or below the stated principal amounts of the underlying mortgages.

FUND TERMINATION

    The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Bond or upon the consent of investors holding 51% of the Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.

    Notice of impending termination will be provided to investors and thereafter Units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Bonds remaining in the Portfolio although any Bond unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Bonds, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

LIQUIDITY

    Up to 40% of the value of the Portfolio may consist of Bonds acquired in private placements or otherwise that may constitute restricted securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended. The Sponsors nevertheless believe that, should a sale of these Bonds be necessary in order to meet redemption of Units, the Trustee should be able to consummate a sale with institutional investors.

    The principal trading market for the Bonds will generally be in the over-the-counter market and the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in them. There can be no assurance that a liquid trading market will exist for any of the Bonds, especially since the Fund may be restricted under the Investment Company Act of 1940 from selling Bonds to any Sponsor. The value of the Portfolio will be adversely affected if trading markets for the Bonds are limited or absent.

HOW TO BUY UNITS

PUBLIC OFFERING PRICE

    Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price plus accrued interest on the Units. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund. In the secondary market (after the initial offering period), the Public Offering Price is generally based on the bid side evaluation of the Bonds and includes a sales charge based on the number of Units of the Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market sales charge schedule in Appendix B). Purchases in the secondary market of one or more Series sponsored by the Sponsors that have the same rates of sales charge may be aggregated. To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account is also considered a single purchaser. This procedure may be amended or terminated at any time without notice. For Preferred Stock Put Series there is no sales charge and the Public Offering Price is based on the offer side evaluation of the preferred stocks.

    Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at any time at prices including a sales charge of not less than $5 per Unit.

    Net accrued interest and principal cash, if any, is added to the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Bonds, net of Fund expenses, from the initial date of purchase of Units to, but not including, the settlement date for Units (less any prior distributions of interest income to investors). Because of varying interest payment dates on the Bonds, accrued interest at any time will exceed the interest actually received by the Fund.

EVALUATIONS

    Evaluations are determined by the independent Evaluator on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For Cash or Accretion Bond Series and Select Series, the following Federal holidays are also not Business Days: Columbus Day, Veteran's Day and Martin Luther King's birthday. Bond evaluations are based on closing sales prices (unless the Evaluator deems these prices inappropriate). If closing sales prices are not available, the evaluation is generally determined on the basis of current bid or offer prices for the Bonds or comparable securities or by appraisal or by any combination of these methods. In the past, the bid prices of publicly offered issues have been lower than the offer prices by as much as 1 1/2 or more of face amount in the case of inactively traded issues and as little as 1/4 of 1% in the case of actively traded issues, but the difference between the offer and bid prices has averaged between 1/2 of 1% and 1% of face amount. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund.

CERTIFICATES

    Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Redeem or Sell Units-- Redeeming Units with the Trustee). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO REDEEM OR SELL UNITS

    You can redeem your Units at any time for net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS WITH THE TRUSTEE

    You can always redeem your Units directly with the Trustee for net asset value. This can be done by sending the Trustee a redemption request together with any Unit certificates you hold, which must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

    Within seven days after the Trustee's receipt of your request containing the necessary documents, a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Bonds, net accrued interest, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. Bonds are evaluated on the offer side during the initial offering period and on the bid side thereafter.

    As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

    If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Bonds selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Bonds would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Bonds are being sold during a time when additional Units are being created by the purchase of additional Bonds

(as described under Portfolio Selection), Bonds will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the face amounts of each Bond in the Portfolio.

    Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' SECONDARY MARKET FOR UNITS

    The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of the sales charge, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

    The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME

    Interest or dividends received are credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.

RETURN CALCULATIONS

    Estimated Current Return shows the estimated annual cash to be received from interest-bearing Bonds in the Portfolio (net of estimated annual expenses) divided by the Public Offering Price (including the maximum sales charge). Estimated Long Term Return is a measure of the estimated return over the estimated life of the Fund. This represents an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the Portfolio, adjusted to reflect the maximum sales charge and estimated expenses. The average yield for the Portfolio is derived by weighing each Bond's yield by its market value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long Term Return takes into account maturities, discounts and premiums of the underlying Bonds.

    No return estimate can be predictive of your actual return because returns will vary with purchase price (including sales charges), how long Units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual bond may be higher or lower than Estimated Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.

    ESTIMATED RATE TO PROJECTED TO MATURITY (CASH OR ACCRETION BONDS SERIES AND SELECT SERIES). Estimated Rate to Projected Maturity of the Compound Interest Bonds is calculated assuming that the mortgages underlying the Ginnie Mae, Fannie Mae or Freddie Mac collateral for the Compound Interest Bonds are prepaid at a certain percentage of a standard prepayment model, that payment on any Compound Interest Bond is not accelerated due to the default of an issuer, that the principal amount of the interest-bearing Bonds included in the Portfolio is distributed when it matures, that interest received on the interest-bearing Bonds will precisely cover the expenses of the Fund, that investors do not redeem or sell any Units (including new Units credited in respect of the aggregate increase in Accreted Principal Amount of the Compound Interest Bonds) prior to projected maturity of the Fund. If the mortgages underlying the Ginnie Mae, Fannie Mae or Freddie Mac collateral prepay more slowly than the specified assumed rates of the prepayment model, the actual return will be less.

    PREFERRED STOCK PUT SERIES. Estimated Current Return shows the anticipated net annual income rate times the face amount or par or stated value of the preferred stock, divided by the Public Offering Price. The estimated net annual income rate per Unit shows the percentage return based on the face amount or par or stated value per Unit after deducting estimated annual fees and expenses. The Estimated After-Tax Return assumes that investors are taxed at the highest current corporate tax rate and that all dividends distributed to investors will be eligible for the dividends-received deduction for corporations, and is determined without regard to any capital gains that may be distributed to investors.

DISTRIBUTIONS

    Each Unit receives an equal share of any distributions of income net of estimated expenses. Interest on the Bonds is generally received by the Fund on a semi-annual or annual basis; dividends on the preferred stocks are usually paid quarterly. Because interest and dividends are not received at a constant rate throughout the year, any Income Distribution may be more or less than the income actually received. To eliminate fluctuations in the Income Distribution, the Trustee will advance amounts necessary to provide approximately equal distributions; it will be reimbursed, without interest, from income received on the Bonds or preferred stocks, as the case may be, but the Trustee is compensated, in part, by holding the Fund's cash balances in non-interest bearing accounts. Along with the Income Distributions, the Trustee will distribute the investor's pro rata share of any principal received from any disposition of a Bond to the extent available for distribution.

    The estimated annual income per Unit, after deducting estimated annual Fund expenses as stated in Part A of the Prospectus, will change as Bonds mature, are called or sold or otherwise disposed of, as replacement bonds are deposited and as Fund expenses change. Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates. Depending on the financial conditions of the issuers of the Bonds, the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional bond redemptions or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.

REINVESTMENT

Distributions will be paid in cash unless the investor elects to have distributions reinvested without sales charge in The Corporate Fund Accumulation Program, Inc., which is available to investors in certain Series. The Program is an open-end management investment company whose investment objective is to obtain a high level of current income by investing in a diversified portfolio consisting primarily of long-term corporate bonds rated A or better or with comparable credit characteristics. It should be noted, however, that interest distributions to foreign investors from this Program will be subject to U.S. Federal income taxes, including withholding taxes. Investors participating in the Program will be taxed on their reinvested distributions in the manner described in Taxes even though distributions are automatically reinvested. For more complete information about the Program, including charges and expenses, request the Program's prospectus from the Trustee. Read it carefully before you decide to participate. Written notice of election to participate must be received by the Trustee at least ten days before the Record Day for the first distribution to which the election is to apply. REINVESTMENT IS NOT AVAILABLE TO INVESTORS IN CASH OR ACCRETION BOND SERIES, PREFERRED STOCK PUT SERIES OR SELECT SERIES.

FUND EXPENSES

    Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's fee shown in Part A of this Prospectus assumes that the Fund will reach a size estimated by the Sponsors and is based on a sliding fee scale that reduces the Trustee's fee as the size of the Fund increases. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for maintaining the Fund's registration statement current with Federal and State authorities, extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Bonds for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Corporate Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

    All or a portion of expenses incurred in establishing certain Funds, as indicated in Part A of the Prospectus, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over five years. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

TAXES--For all Funds except Preferred Stock Put Series and Monthly Payment Series that are structured as regulated investment companies, as specified in Part A of the Prospectus.

    The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies. Certain Funds may contain units of previously issued series of Corporate Income Fund; reference here to the Fund should be understood to include those previously issued Series.

    In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

       The Fund is not an association taxable as a corporation for federal income tax purposes. Each investor will be considered the owner of a pro rata portion of each Bond in the Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). The total cost to an investor of his Units, including sales charges, is allocated to his pro rata portion of each Bond, in proportion to the fair market values thereof on the date the investor purchases his Units, in order to determine his tax basis for his pro rata portion of each Bond.

       Each investor will be considered to have received the interest and accrued the original issue discount, if any, on his pro rata portion of each Bond when interest on the Bond is received or original issue discount is accrued by the Fund regardless of whether it is automatically reinvested in the Fund. An individual investor who itemizes deductions may deduct his pro rata share of fees and other expenses of the Fund only to the extent that such amount together with the investor's other miscellaneous deductions exceeds 2% of his adjusted gross income.

       If an investor's tax basis for his pro rata portion of a Bond exceeds the redemption price at maturity thereof (subject to certain adjustments), the investor will be considered to have purchased his pro rata portion of the Bond at a 'bond premium'. The investor may elect to amortize the bond premium prior to the maturity of the Bond. The amount amortized in any year should be applied to offset the investor's interest from the Bond and will result in a reduction of basis for his pro rata portion of the Bond.

       An investor will recognize taxable gain or loss when all or part of his pro rata portion of a Bond is disposed of by the Fund or when he sells or redeems all or some of his Units. Any such taxable gain or loss will be capital gain or loss, except that any gain from the disposition of an investor's pro rata portion of a Bond acquired by the investor at a 'market discount' (i.e., where the investor's tax basis for his pro rata portion of the Bond (which includes any original issue discount accrued thereon) is less than its stated redemption price at maturity) will be treated as ordinary income to the extent the gain does not exceed the accrued market discount.

       Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and income received by the Fund will be treated as the income of the investors in the same manner as for federal income tax purposes.

       Notwithstanding the foregoing, an investor who is a non-resident alien individual or a foreign corporation (a 'Foreign Investor') will generally not be subject to U.S. federal income taxes, including withholding taxes, on the interest income on, or any gain from the sale or other disposition of, his pro rata portion of any Bond provided that (i) the interest income or gain is not effectively connected with the conduct by the Foreign Investor of a trade or business within the United States, (ii) if the interest is United States source income (which is the case on most Bonds issued by United States issuers), the Bond is issued after July 18, 1984 and the Foreign Investor does not own, actually or constructively, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Bond and is not a controlled foreign corporation related (within the meaning of Section 864 (d)(4) of the Code) to the issuer of the Bond, (iii) with respect to any gain, the Foreign Investor (if an individual) is not present in the United States for 183 days or more during the taxable year and (iv) the Foreign Investor provides the required certification of his status and of certain other matters. Withholding agents will file with the Internal Revenue Service foreign person information returns with respect to such interest payments accompanied by such certifications. Foreign Investors should consult their own tax advisers with respect to United States federal income tax consequences of ownership of Units.

       The foregoing discussion relates only to U.S. federal and certain aspects of New York State and City income taxes. Investors may be subject to taxation in New York and other jurisdictions (including a Foreign Investor's country of residence) and should consult their own tax advisers in this regard.

                                  *    *    *

    Neither the Sponsors nor Davis Polk & Wardwell have made or will make a review of the facts and circumstances relating to the issuance of any Bonds. To the best knowledge of the Sponsors, each Bond will be treated as debt for tax purposes by the respective issuers. The Internal Revenue Service, however, is not bound by an issuer's treatment and may take the position that a Bond has more equity than debt features and, accordingly, should be treated as equity. In the event of such a recharacterization, a withholding tax at the statutory rate of 30% (or a lesser treaty rate) would apply on distributions to Foreign Investors in respect of that Bond.

    Unless otherwise stated in Part A of the Prospectus, the Sponsors believe that (i) each of the Bonds, the interest on which is United States source income (which is the case for most Bonds issued by United States issuers), was or will have been issued after July 18, 1984 and (ii) interest on any Bond issued by a non-United States issuer is not subject to any foreign withholding taxes under current law. There can be no assurance, however, that foreign withholding taxes will not be imposed on interest on Bonds issued by non-United States issuers in the future.

    After the end of each calendar year, the Trustee will furnish to each investor an annual statement containing information relating to the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Fund of any Bond), and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service.

RETIREMENT PLANS--CASH AND ACCRETION BOND SERIES AND SELECT SERIES

    These Series may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Investors in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

    Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 in a spousal account).

    Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($2,250 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filling a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to be distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

    Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

    The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Bonds and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Bonds held by the Fund, which may be inspected by investors at reasonable times during business hours.

    With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Bonds in exchange or substitution for Bonds (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Bonds removed and the replacement bonds deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Bonds held, the number of Units outstanding and the Redemption Price at year end, the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity or sale of any Bond), and the fees and expenses paid by the Fund, among other matters. The Trustee will also furnish annual information returns to each investor. Investors may obtain copies of Bond evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.

TRUST INDENTURE

    The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

    The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.

    The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.

    Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

    The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

    The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

    The Statement of Condition was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

The Trustee and its address are stated on the back cover of Part A of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

SPONSORS

    The Sponsors are listed on the back cover of Part A of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

CODE OF ETHICS

    The Agent for the Sponsors has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Agent's responsibilities to the Funds.

PUBLIC DISTRIBUTION

    The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

    Upon sale of the Units, the Underwriters will be entitled to receive sales charges. The Sponsors also realize a profit or loss on deposit of the Bonds equal to the difference between the cost of the Bonds to the Fund (based on the offer side evaluation on the initial date of deposit) and the Sponsors' cost of the Bonds. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Bonds it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors. On Preferred Stock Put Series, the Sponsors received an initial placement fee from the Seller and receive an annual placement fee equal to a percentage of the price at which the Seller has committed to purchase the preferred stocks (the Put Price).

FUND PERFORMANCE

    Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

    Past performance may not be indicative of future results. The Fund is not actively managed. Unit price and return fluctuate with the value of the Bonds in the Portfolio, so there may be a gain or loss when Units are sold.

    Fund performance may be compared to performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

DEFINED ASSET FUNDS

    For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of municipal bonds and the return are relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. One's investment objectives may call for a combination of Defined Asset Funds.

    One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

    You may exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge. You may exchange your units of any Select Ten Portfolio, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge.

    To make an exchange, you should contact your financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. You may acquire units of only those Exchange Funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of Exchange Fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

    As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

    Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of Bonds that may be part of the Fund's Portfolio, general risk disclosure concerning any insurance securing certain Bonds, and general information about the structure and operation of the Fund.

                                   APPENDIX A

DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES)

STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL, INC.

    A Standard & Poor's rating on the units of an investment trust (hereinafter referred to collectively as 'units' and 'funds') is a current assessment of creditworthiness with respect to the investments held by the fund. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which fund expenses will reduce payment to the Holder of the interest and principal required to be paid on portfolio assets. In addition, the rating is not a recommendation to purchase, sell, or hold units, as the rating does not comment as to market price of the units or suitability for a particular investor.

    AAA--Units rated AAA represent interests in funds composed exclusively of securities that, together with their credit support, are rated AAA by Standard & Poor's and/or certain short-term investments. This AAA rating is the highest rating assigned by Standard & Poor's to a security. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

    A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

    *Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement during documentation confirming investments and cash flows.

    NR--Indicates that no rating has been requested, that there is insufficient information on which to base rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

    Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.

FITCH INVESTORS SERVICES, INC.

    AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, which very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

    A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

    A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

DUFF & PHELPS CREDIT RATING CO.

    AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

    AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

    A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

    A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

                                   APPENDIX B
                     SECONDARY MARKET SALES CHARGE SCHEDULE

                                           SALES CHARGE
                                        (GROSS UNDERWRITING
                                              PROFIT)
                                     -------------------------
                                      AS PERCENT
                                          OF
                                       BID SIDE     AS PERCENT   DEALER CONCESSION
                                        PUBLIC          OF               AS
                                       OFFERING     NET AMOUNT   PERCENT OF PUBLIC
         NUMBER OF UNITS                PRICE        INVESTED      OFFERING PRICE
-----------------------------------  ------------   ----------   ------------------
MONTHLY PAYMENT SERIES AND INSURED
SERIES:
Less than 250......................      5.50%         5.820%           3.575%
250 - 499..........................      4.50          4.712            2.925
500 - 749..........................      3.50          3.627            2.275
750 - 999..........................      2.50          2.564            1.625
1,000 or more......................      2.00          2.041            1.300
INTERMEDIATE SERIES:
Less than 250......................      4.75%         4.987%           3.088%
250 - 499..........................      3.75          3.896            2.438
500 - 749..........................      2.75          2.828            1.788
750 - 999..........................      2.00          2.041            1.300
1,000 or more......................      1.50          1.523            0.975
CASH OR ACCRETION BOND SERIES AND
SELECT SERIES::
Less than 250,000..................      3.50%         3.627%           2.275%
250,000 - 499,999..................      2.75          2.828            1.788
500,000 - 749,999..................      2.00          2.040            1.300
750,000 - 999,999..................      1.50          1.523            0.975
1,000,000 or more..................      1.00          1.010            0.650

PREFERRED STOCK PUT SERIES: Units are sold at no sales charge.

PROSPECTUS FORMAT

    This prospectus consists of a Part A and this Part B. The Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission also maintains a Web site that contains information statements and other information regarding registrants such as Defined Asset Funds that file electronically with the Commission at http://www.sec.gov.

    No person is authorized to give any information or to make any representations with respect to this investment company not contained in the registration statement and related exhibits; and any information or representation not contained therein must not be relied upon as having been authorized. The Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                                                                     14100--8/96

                                                  DEFINED
                             ASSET FUNDSSM


SPONSORS:                               CORPORATE INCOME FUND
Merrill Lynch,                          Intermediate Term Series--29
Pierce, Fenner & Smith Incorporated     (A Unit Investment Trust)
Defined Asset Funds                     PROSPECTUS PART A
P.O. Box 9051                           This Prospectus consists of a Part A and
Princeton, NJ 08543-9051                a Part B. This Prospectus does not
(609) 282-8500                          contain all of the information with
Smith Barney Inc.                       respect to the investment company set
Unit Trust Department                   forth in its registration statement and
388 Greenwich Street--23rd Floor        exhibits relating thereto which have
New York, NY 10013                      been filed with the Securities and
(212) 816-4000                          Exchange Commission, Washington, D.C.
PaineWebber Incorporated                under the Securities Act of 1933 and the
1200 Harbor Boulevard                   Investment Company Act of 1940, and to
Weehawken, NJ 07087                     which reference is hereby made. Copies
(201) 902-3000                          of filed material can be obtained from
Prudential Securities Incorporated      the Public Reference Section of the
One New York Plaza                      Commission, 450 Fifth Street, N.W.,
New York, NY 10292                      Washington, D.C. 20549 at prescribed
(212) 778-6164                          rates. The Commission also maintains a
Dean Witter Reynolds Inc.               Web site that contains information
Two World Trade Center--59th Floor      statements and other information
New York, NY 10048                      regarding registrants such as Defined
(212) 392-2222                          Asset Funds that file electronically
EVALUATOR:                              with the Commission at
Interactive Data Services Inc.          http://www.sec.gov.
14 Wall Street                          No person is authorized to give any
New York, NY 10005                      information or to make any
TRUSTEE:                                representations with respect to this
The Bank of New York                    investment company not contained in its
Unit Investment Trust Department        registration statement and exhibits
P.O. Box 974                            thereto; and any information or
Wall Street Division                    representation not contained therein
New York, NY 10268-0974                 must not be relied upon as having been
1-800-221-7771                          authorized. This Prospectus does not
                                        constitute an offer to sell, or a
                                        solicitation of an offer to buy,
                                        securities in any state to any person to whom it is not lawful to make such offer in such state.
                                        13790--8/97

                             DEFINED ASSET FUNDS--
                             CORPORATE INCOME FUND
                       CONTENTS OF REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet of Form S-6.

     The cross-reference sheet (incorporated by reference to the Cross-Reference Sheet to the Registration Statement on Form S-6 of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

     The Prospectus.

     The Signatures.

The following exhibits:

     1.1.1--Form of Standard Terms and Conditions of Trust Effective as of
            October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund, Multi-state Series--48, 1933 Act File No. 33-50247).

     4.1  --Consent of the Evaluator.

     5.1  --Consent of independent accountants.

     9.1 --Information Supplement (incorporated by reference to Exhibit 9.1 to the Registration Statement of Corporate Income Fund, Intermediate
        Term Series 54, 1933 Act File No. 33-57973.

                             DEFINED ASSET FUNDS--
                             CORPORATE INCOME FUND
                          INTERMEDIATE TERM SERIES--29

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, DEFINED ASSET FUNDS, CORPORATE INCOME FUND, INTERMEDIATE TERM SERIES--29 (A UNIT INVESTMENT TRUST), CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 6TH DAY OF AUGUST, 1997.

             SIGNATURES APPEAR ON PAGES R-3, R-4, R-5, R-6 AND R-7.

     A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Smith Barney Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Executive Committee of the Board of Directors of PaineWebber Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Merrill Lynch, Pierce,            have been filed
  Fenner & Smith Incorporated:                                under
                                                              Form SE and the
                                                              following 1933 Act
                                                              File
                                                              Number: 33-43466
                                                              and 33-51607


      HERBERT M. ALLISON, JR.
      BARRY S. FREIDBERG
      EDWARD L. GOLDBERG
      STEPHEN L. HAMMERMAN
      JEROME P. KENNEY
      DAVID H. KOMANSKY
      DANIEL T. NAPOLI
      THOMAS H. PATRICK
      JOHN L. STEFFENS
      DANIEL P. TULLY
      ROGER M. VASEY
      ARTHUR H. ZEIKEL
      By DANIEL C. TYLER
       (As authorized signatory for Merrill Lynch, Pierce,
       Fenner & Smith Incorporated and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Prudential Securities             have been filed
  Incorporated:                                               under Form SE and
                                                              the following 1933
                                                              Act File Numbers:
                                                              33-41631 and
                                                              333-15919


      ROBERT C. GOLDEN
      ALAN D. HOGAN
      A. LAURENCE NORTON, JR.
      LELAND B. PATON
      VINCENT T. PICA II
      MARTIN PFINSGRAFF
      HARDWICK SIMMONS
      LEE B. SPENCER, JR.
      BRIAN M. STORMS

      By RICHARD R. HOFFMANN
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                               SMITH BARNEY INC.
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Smith Barney Inc.:                have been filed
                                                              under the 1933 Act
                                                              File Numbers:
                                                              33-49753, 33-55073
                                                              and 333-10441


      STEVEN D. BLACK
      JAMES BOSHART III
      ROBERT A. CASE
      JAMES DIMON
      ROBERT DRUSKIN
      ROBERT H. LESSIN
      WILLIAM J. MILLS, II
      MICHAEL B. PANITCH
      PAUL UNDERWOOD

      By GINA LEMON
       (As authorized signatory for
       Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Numbers: 33-17085 and
  Reynolds Inc.:                            333-13039


      RICHARD M. DeMARTINI
      ROBERT J. DWYER
      CHRISTINE A. EDWARDS
      CHARLES A. FIUMEFREDDO
      JAMES F. HIGGINS
      MITCHELL M. MERIN
      STEPHEN R. MILLER
      RICHARD F. POWERS III
      PHILIP J. PURCELL
      THOMAS C. SCHNEIDER
      WILLIAM B. SMITH
      By
       MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)

                            PAINEWEBBER INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under
  the Executive Committee of the Board      the following 1933 Act File
  of Directors of PaineWebber               Number: 33-55073
  Incorporated:


      JOSEPH J. GRANO, JR.
      DONALD B. MARRON
      By
       ROBERT E. HOLLEY
       (As authorized signatory for
       PaineWebber Incorporated
       and Attorney-in-fact for the persons listed above)